                                                                   EXHIBIT 10.17

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of September 17, 2001 (the "Amendment Effective Date") by and among NATCO GROUP INC., a Delaware corporation (the "U.S. Borrower"); NATCO CANADA, LTD., a corporation formed under the laws of the Province of Ontario (the "Canadian Borrower"); AXSIA GROUP LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom (the "U.K. Borrower"); each of the lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), THE CHASE MANHATTAN BANK, acting as agent for the U.S. Lenders (in such capacity, together with its successors in such capacity, the "U.S. Agent"); ROYAL BANK OF CANADA, acting as agent for the Canadian Lenders (in such capacity, together with its successors in such capacity, the "Canadian Agent"), and CHASE MANHATTAN INTERNATIONAL LIMITED, acting as agent for the U.K. Lenders (in such capacity, together with its successors in such capacity, the "U.K. Agent"). The U.S. Borrower, the Canadian Borrower and the U.K. Borrower are herein collectively called the "Borrowers" and the U.S. Agent, the Canadian Agent and the U.K. Agent are herein collectively called the "Agents".

                                    RECITALS

         A. The Borrowers, the Lenders and the Agents executed and delivered that certain Loan Agreement (as amended, the "Loan Agreement") dated as of March 16, 2001. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

         B. The Borrowers, the Lenders and the Agents desire to amend the Loan Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents do hereby agree as follows:

         SECTION 1. Amendments to Loan Agreement. On and after the Amendment Effective Date, the Loan Agreement is hereby amended as follows:

         (a) The definition of "Borrowed Money Indebtedness" set forth in
Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Borrowed Money Indebtedness means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments evidencing borrowed money,
         (iii) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of Property or services (excluding obligations of such Person to creditors for raw materials, inventory, services and supplies and deferred payments for services to employees and former employees incurred in the ordinary course of such

         Person's business), (v) all lease obligations of such Person which have been capitalized on the balance sheet of such Person in accordance with GAAP, (vi) all obligations of others secured by any Lien on Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, equal to the lesser of the amount of such obligation or the fair market value of such Property, (vii) Interest Rate Risk Indebtedness of such Person, (viii) all obligations of such Person in respect of outstanding surety bonds or letters of credit issued for the account of such Person (or for which such Person is primarily liable) or bankers' acceptances drawn by such Person and (ix) all guarantees of such Person.

         (b) The next to the last sentence of the definition of "Eligible Accounts" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

         Accounts for progress payments which are due under contracts entered into in the ordinary course of business and that otherwise satisfy all of the above criteria shall constitute Eligible Accounts (net of all amounts relating to advance billings) for purposes of the Canadian Borrowing Base and the U.K. Borrowing Base; provided, however, that the aggregate amount of such Accounts included in the U.K. Borrowing Base at any given time shall not exceed fifty percent (50%) of the U.K. Borrowing Base.

         (c) The definition of "Permitted Investments" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Permitted Investments means: (a) readily marketable securities issued or fully guaranteed by the full faith and credit of the United States of America or of Canada or of the United Kingdom with maturities of not more than one year; (b) commercial paper rated "Prime 1" by Moody's Investors Service, Inc. or "A-1" by Standard and Poor's Ratings Services or the equivalent thereof by Dominion Bond Rating Service Limited with maturities of not more than 180 days; (c) certificates of deposit or repurchase obligations issued by any U.S., Canadian or United Kingdom domestic bank having capital surplus of at least $100,000,000 or by any other financial institution acceptable to the Majority Lenders, all of the foregoing not having a maturity of more than one year from the date of issuance thereof; (d) loans to Nat Gregory not to exceed $3,600,000 at any one time outstanding, and (e) the purchase of Equity Interests in and to U.S. Borrower on or after September 17, 2001 but prior to September 22, 2001 for aggregate consideration not exceeding $1,000,000.

         (d) The following language is hereby added to the end of Section 2.1(b) of the Loan Agreement:

         Notwithstanding anything else contained in Sections 3.1, 4.3 and 5.2, the Canadian Borrower may borrow Canadian Dollars by way of overdraft and any such Borrowings shall be deemed:

               (a) to be an advance of and be outstanding as a Canadian Prime Loan from the date such overdraft is honored; and

               (b) to be a representation and warranty by the Canadian Borrower that at the time any such overdraft is honored all of the conditions contained in Section 5.2 (other than paragraph
                    (b) thereof) have been satisfied.

         (e) Section 6.6 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  6.6 Title. Each Obligor has good and defensible title to the Collateral, if any, pledged (or purported to be pledged) by such Obligor pursuant to the Security Documents, free and clear of all Liens (except Liens permitted under Section 8.2 hereof).

         (f) Section 8.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.1 Borrowed Money Indebtedness. Create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Borrowed Money Indebtedness, whether direct, indirect, absolute, contingent or otherwise, except the following: (a) Borrowed Money Indebtedness under this Agreement and the other Loan Documents and Borrowed Money Indebtedness secured by Liens permitted by Section 8.2 hereof; (b) the liabilities existing on the date of this Agreement and disclosed in the financial statements delivered on or prior to the Effective Date pursuant to Section 6.2 hereof, and subject to Section 8.10 hereof, all renewals, extensions and replacements (but not increases) of any of the foregoing; (c) the Interest Rate Risk Indebtedness; (d) purchase money indebtedness to acquire Equipment obtained by U.S. Borrower or any of its Subsidiaries in the ordinary course of business not exceeding $3,000,000 at any one time outstanding, in the aggregate for all such indebtedness; (e) Borrowed Money Indebtedness of National Tank Company and its Subsidiaries under the EXIM Facility; (f) Borrowed Money Indebtedness created under leases which, in accordance with GAAP have been recorded or should be recorded as capital leases, in an aggregate amount not to exceed $2,000,000 at any one time outstanding; (g) pre-existing Borrowed Money Indebtedness, not to exceed $2,000,000 in the aggregate at any one time outstanding, secured by Liens upon assets which are acquired after the date hereof or owing by Persons which become Subsidiaries of U.S. Borrower by acquisition after the date hereof (provided, however, that no such Borrowed Money Indebtedness was incurred at the instigation of U.S. Borrower in contemplation of such acquisition), and (h) without limitation of any other part of this Section, (1) contingent Borrowed Money Indebtedness of U.S. Borrower or any of its Subsidiaries in respect of surety bonds created, incurred or assumed after the Effective Date, in an aggregate amount not to exceed $12,500,000 at any one time outstanding and (2) other Borrowed Money Indebtedness of U.S. Borrower or any of its Subsidiaries created, incurred or assumed after the Effective Date, in an aggregate amount not to exceed $10,000,000 at any one time outstanding.

         SECTION 2. Reduction of U.S. Commitments. The aggregate amount of the U.S. Commitments is hereby reduced by $5,000,000. The reduced U.S. Commitments of the respective U.S. Lenders shall be in the following amounts:

                  U.S. Lender                               U.S. Commitment
                  -----------                               ---------------
         The Chase Manhattan Bank                           $3,235,294.11
         Wells Fargo Bank Texas, National Association       $8,235,294.12
         Bank One, NA (Main Office Chicago, Illinois)       $8,235,294.12
         Arab Banking Corporation B.S.C.                    $4,117,647.06
         Bankers Trust Company                              $4,117,647.06
         MidFirst Bank                                      $2,058,823.53

         SECTION 3. Increase of U.K. Commitments. The aggregate amount of the U.K. Commitments is hereby increased by $5,000,000. The increased U.K. Commitments of the respective U.K. Lenders shall be in the following amounts:

                  U.K. Lender                               U.K. Commitment
                  -----------                               ---------------
         The Chase Manhattan Bank                           $10,000,000

         SECTION 4. Additional Real Property. Borrower currently intends to acquire certain real Property situated at 26535 FM 2978 in Magnolia, Texas for a purchase price not exceeding $2,000,000. Borrower intends to finance such acquisition, in part, using purchase money indebtedness secured by a Lien upon the real Property so acquired. Lenders agree that, notwithstanding anything to the contrary set forth in the Loan Agreement, Borrower shall not be required to grant a Lien upon such Property as additional collateral for any of the Obligations.

         SECTION 5. Ratification. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrowers hereby reaffirm all covenants, representations and warranties in the Loan Agreement.

         SECTION 6. Expenses. The Borrowers shall pay to the Agents all reasonable fees and expenses of their respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

         SECTION 7. Certifications. The Borrowers hereby certify that (a) no event which could reasonably be expected to have a Material Adverse Effect has occurred and is continuing and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

         SECTION 8. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agents and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

            NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02

         THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agents have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                                NATCO GROUP INC,
                                                a Delaware corporation


                                                By: /s/ J. MICHAEL MAYER
                                                   -----------------------------
                                                   J. Michael Mayer, Senior Vice
                                                   President and Chief Financial
                                                   Officer


                                                NATCO CANADA, LTD., a
                                                corporation formed under the
                                                laws of the Province of Ontario

                                                By: /s/ J. MICHAEL MAYER
                                                   -----------------------------
                                                   J. Michael Mayer,
                                                   Vice President


                                                AXSIA GROUP LIMITED, a
                                                company incorporated in
                                                England and Wales under the
                                                Companies Act of the United
                                                Kingdom

                                                By: /s/ J. MICHAEL MAYER
                                                   -----------------------------
                                                   J. Michael Mayer, Director

                                        THE CHASE MANHATTAN BANK, as U.S. Agent,
                                        Issuer of U.S. Letters of Credit and a
                                        U.S. Lender

                                        By: /s/ MONA M. FOCH
                                           -------------------------------------
                                        Name: Mona M. Foch
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------

                                        CHASE MANHATTAN INTERNATIONAL LIMITED,
                                        as U.K. Agent

                                        By: /s/ KATHRYN JEPSON
                                           -------------------------------------
                                        Name: Kathryn Jepson
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        THE CHASE MANHATTAN BANK,
                                        as Issuer of  U.K. Letters of Credit
                                        and a U.K. Lender


                                        By: /s/ KATHRYN JEPSON
                                           -------------------------------------
                                        Name: Kathryn Jepson
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        ROYAL BANK OF CANADA, as Canadian Agent,
                                        Issuer of Canadian Letters of Credit
                                        and a Canadian Lender

                                        By: /s/ LORNE GARTNER
                                           -------------------------------------
                                        Name: Lorne Gartner
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        WELLS FARGO BANK TEXAS, NATIONAL
                                        ASSOCIATION

                                        By: /s/ SCOTT GILDEA
                                           -------------------------------------
                                        Name: Scott Gildea
                                             -----------------------------------
                                        Title: Assistant Vice President
                                              ----------------------------------

                                        BANK ONE, NA (MAIN OFFICE CHICAGO,
                                        ILLINOIS), as Syndications Agent and a
                                        U.S. Lender


                                        By: /s/ BRANDI MOLAISON
                                           -------------------------------------
                                        Name: Brandi Molaison
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        ARAB BANKING CORPORATION B.S.C.


                                        By: /s/ BARBARA C. SANDERSON
                                           -------------------------------------
                                        Name: Barbara C. Sanderson
                                             -----------------------------------
                                        Title: Vice President Head of Credit
                                              ----------------------------------

                                        BANKERS TRUST COMPANY


                                        By: /s/ MARCUS M. TARKINGTON
                                           -------------------------------------
                                        Name: Marcus M. Tarkington
                                             -----------------------------------
                                        Title: Director
                                              ----------------------------------

                                        MIDFIRST BANK

                                        By: /s/ W. THOMAS PORTMAN
                                           -------------------------------------
                                        Name: W. Thomas Portman
                                             -----------------------------------
                                        Title: Vice President/Syndications
                                              ----------------------------------

         The undersigned hereby join in this Amendment to evidence their consent to execution by Borrowers of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code Section 26.02 set forth above.


                                  NATIONAL TANK COMPANY, a Delaware corporation, TOTAL ENGINEERING SERVICES TEAM, INC., a Louisiana corporation, and NATCO LONDON, INC., a Delaware corporation



                                  By:  /s/ J. MICHAEL MAYER
                                      ------------------------------------------
                                      J. Michael Mayer, Vice President and
                                      Treasurer



                                  STARFISH ACQUISITION LIMITED, a company
                                  incorporated in England and Wales under the Companies Act of the United Kingdom, and AXSIA GROUP LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom


                                  By:  /s/ J. MICHAEL MAYER
                                      ------------------------------------------
                                  Name:  J. Michael Mayer
                                        ----------------------------------------
                                  Title: Director
                                        ----------------------------------------

                                  AXSIA LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, AXSIA SERCK BAKER LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, AXSIA HOWMAR LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, and RICHARD MOZLEY LIMITED, company incorporated in England and Wales under the Companies Act of the United Kingdom


                                  By:     /s/ J. MICHAEL MAYER
                                     -------------------------------------------
                                  Name:       J. Michael Mayer
                                       -----------------------------------------
                                  Title:      Director
                                        ----------------------------------------